The Gabelli U.S. Treasury Money Market Fund

A Portfolio of The Gabelli Money Market Funds

SUMMARY PROSPECTUS

January 27, 2012

Class	Ticker Symbol
AAA	GABXX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/404.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

U.S. TREASURY MONEY MARKET FUND

Investment Objective

The U.S. Treasury Money Market Fund (the “Fund”) seeks to provide high current income consistent with the preservation of principal and liquidity.

Fees and Expenses of the U.S. Treasury Money Market Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees	$5.00
Exchange Fee	None
Account Closeout Fee	$5.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.08%
Other Expenses	0.03%

Total Annual Fund Operating Expenses	0.11%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.08%

(1)	Gabelli Funds, LLC (the “Manager”) has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, acquired fund fees and expenses, taxes, and extraordinary expenses) at no more than 0.08% of the Fund’s average daily net assets for Class AAA Shares. This arrangement is in effect through January 31, 2013. Thereafter, this arrangement will renew automatically for an additional one-year period, unless the Fund or the Manager provides the other with written notice of termination at least 60 days prior to the expiration of the then current term.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$37	$64	$143

You would pay the following expenses if you did not redeem your Class AAA Shares of the Fund:

1 Year	3 Years	5 Years	10 Years
$8	$32	$59	$138

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips, which have remaining maturities of 397 days or less. Currently, the Fund invests exclusively in such U.S. Treasury obligations.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund will seek to maintain a net asset value of $1.00 per share. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the dollar-weighted average maturity for all securities contained in the Fund is required to be sixty days or less. In addition, the Fund will limit its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) to 120 days.

The investment manager may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity and (ii) redemption requests.

Principal Risks

An investment in the Fund is subject to the risk that the Fund’s yield will decline due to falling interest rates. Other factors may affect the market price and yield of the Fund’s securities, including investor demand and domestic and worldwide economic conditions. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.

Recently, money market funds have experienced significant pressures from shareholder redemptions and historically low yields on securities they can hold. Therefore, it is possible that a money market fund may no longer be able to value its shares at $1.00.

You May Want to Invest in the U.S. Treasury Money Market Fund if:

•	you are a long-term investor
•	you desire a fund with lower expenses than the average U.S. Treasury money market fund
•	you seek stability of principal more than growth of capital or high current income
•	you seek income free from state and local taxes
•	you intend to exchange into other Gabelli sponsored mutual funds

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing the Fund’s average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

U.S. TREASURY MONEY MARKET FUND

(Total Returns for the Years Ended December 31)

During the periods shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011).

Average Annual Total Returns (For the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
Class AAA Shares
Return Before Taxes	0.02%	1.41%	1.77%

Management

The Manager. Gabelli Funds, LLC serves as the Manager to the U.S. Treasury Money Market Fund.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). The minimum initial investment is $1,000 for Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”), or “Coverdell” Education Savings Plans. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, through an automatic cash withdrawal plan, or by writing checks on your account in an amount of $500 or more. Please note that Fund shares held in an IRA account may not be redeemed through the telephone or Internet.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or capital gains to taxable investors.

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404 2012